          OPPENHEIMER GOLD & SPECIAL MINERALS FUND
         Supplement dated September 24, 2004 to the
              Prospectus dated August 27, 2004

The Prospectus is changed as follows:

1.    The  following  new section is added to the end of the
section  captioned  "How the Fund is  Managed,"  immediately following the paragraph titled "Advisory Fees" on page 14:

PENDING LITIGATION. Three law suits have been filed as
putative derivative and class actions against the Fund's
investment Manager, Distributor and Transfer Agent, some of
the Oppenheimer funds including the Fund and directors or
trustees of some of those funds. The complaints allege that
the Manager charged excessive fees for distribution and
other costs, improperly used assets of the funds in the
form of directed brokerage commissions and 12b-1 fees to
pay brokers to promote sales of Oppenheimer funds, and
failed to properly disclose the use of fund assets to make
those payments in violation of the Investment Company Act
and the Investment Advisers Act of 1940. The complaints
further allege that by permitting and/or participating in
those actions, the defendant directors breached their
fiduciary duties to fund shareholders under the Investment
Company Act and at common law. Those law suits were filed
on August 31, 2004 and September 3, 2004, respectively, in
the U. S. District Court for the Southern District of New
York. The complaints seek unspecified compensatory and
punitive damages, rescission of the funds' investment
advisory agreements, an accounting of all fees paid, and an
award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims
asserted in these law suits to be without merit, and intend
to defend the suits vigorously. The Manager and the
Distributor do not believe that the pending actions are
likely to have a material adverse affect on the Fund or on
their ability to perform their respective investment
advisory or distribution agreements with the Fund.

September 24, 2004                                            PS0410.028